Other Current Financial Liabilities (Tables)	12 Months Ended
Mar. 31, 2026
Other current financial liabilities
Disclosure of other current financial liabilities
	March 31, 2026	March 31, 2025
Capital creditors (Refer note (i) below)	2,128	1,700
Interest accrued but not due on borrowings	448	89
Deposits from customers	16	16
Other payables (Refer note (ii) below)	765	363
	3,357	2,168

Note (i)

Capital creditor payables are net of advances amounting to ₹ 316 (March 31, 2025: ₹ 293) held with the same counterparties. The Group holds a contractually enforceable right and maintains the intent to settle these balances on a net basis during the ordinary course of business.

Note (ii)
Credit card dues (Refer note (a) below)	762	353
unwinding of interest as per IFRS	3	10
	765	363